                                                                  EXHIBIT 10.1.3


                     [BENCHMARK COMMUNICATIONS LETTERHEAD]




                                January 31, 1997



Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
c/o Hicks, Muse, Furst & Tate Incorporated
1325 Avenue of the Americas, 25th Floor
New York, NY 10019
Attn:  Peter Brodsky


   Re: Agreement and Plan of Merger by and among Benchmark Communications
       Radio Limited Partnership, Benchmark Acquisition, Inc., Benchmark Radio Acquisition Fund I Limited Partnership, Benchmark Radio Acquisition Fund IV Limited Partnership, Benchmark Radio Acquisition Fund VII Limited Partnership, Benchmark Radio Acquisition Fund VIII Limited Partnership, Joseph L. Mathias, Bruce R. Spector, Capstar Broadcasting Partners, Inc. and BCR Holding, Inc. dated as of December 9, 1996 (the "Merger Agreement")

       Credit Agreement (Greenville) dated as of December 9, 1996 between BCR Holding, Inc. and Benchmark Radio Acquisition Fund VII Limited Partnership as Borrower (the "Greenville Credit Agreement")

       Credit Agreement (Statesville) dated as of December 9, 1996 between BCR Holding, Inc. and Benchmark Radio Acquisition Fund IX Limited Partnership as Borrower (the "Statesville Credit Agreement")

       Credit Agreement (Jackson) dated as of December 9, 1996 between BCR Holding, Inc. and Benchmark Radio Acquisition Fund X Limited Partnership as Borrower (the "Jackson Credit Agreement")

       Credit Agreement (Montgomery) dated as of December 9, 1996 between BCR Holding, Inc. and Benchmark Radio Acquisition Fund XI Limited Partnership as Borrower (the "Montgomery Credit Agreement" and, together with the Greenville Credit Agreement, the Statesville Credit Agreement, and the Jackson Credit Agreement, the "Credit Agreements")




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Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
January 31, 1997
Page 2


          Side Letter Regarding Capital Expenditure Loans entered into by and between Benchmark Acquisition, Inc. and Benchmark Communications Radio Limited Partnership as of December 9, 1996 (the "Capital Expenditure Side Letter")


Ladies and Gentlemen:

          This letter, when signed by each of us and the other parties to the Merger Agreement and the Credit Agreements, will memorialize the parties' agreement with respect to the matters set forth herein. Capitalized terms in paragraphs (1) through (5) and in paragraph (9) below not defined herein shall have the meanings assigned to such terms in the Merger Agreement. Capitalized terms in paragraphs (6) through (8) below not defined herein shall have the meanings assigned to such terms in the Credit Agreements.

          The parties hereto agree as follows:

       1. Section 1.6(f) of the Merger Agreement is replaced in its entirety with the following clause (f):

          (f) BCF Calculation.

              (1) Benchmark will use its commercially reasonable efforts to close the books of Benchmark, Fund I, Fund IV, Fund VII and Fund VIII by February 3, 1997 in a manner that will enable Coopers & Lybrand to conduct an audit (the "Coopers Audit") of Benchmark and each of Fund I, Fund IV, Fund VII and Fund VIII on a consolidated basis for the fiscal year ended December 31, 1996. Mergeco shall use commercially reasonably efforts to cause Coopers & Lybrand to perform the Coopers Audit in the manner described in this Section 1.6(f)(1) and to take the actions described in this Section 1.6(f)(1), and Benchmark will permit Coopers & Lybrand to perform the Coopers Audit subject to the following conditions:

                  (A) Benchmark shall be promptly reimbursed by Mergeco for audit fees not to exceed $20,000 charged by Arthur Andersen LLP in connection with the audit of Benchmark, Fund I, Fund IV, Fund VII and Fund VIII for the 1996 fiscal year that was commenced (but not completed) by Arthur Andersen LLP;

                  (B) Except to the extent set forth in Section 1.6(f)(2), no audit other than the Coopers Audit shall be conducted for purposes of preparing the BCF Calculation;



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Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
January 31, 1997
Page 3

                  (C) Coopers & Lybrand shall promptly make available to Benchmark any proposed audit adjustments in connection with the Coopers Audit, and any such adjustments must be approved by Benchmark;

                  (D) Coopers & Lybrand shall be responsible for all word processing in connection with the Coopers Audit, and the financial statements contained in the Coopers Audit shall be in substantially the same format as the financial statements contained in the Coopers & Lybrand audit report relating to Benchmark, Fund I, Fund IV, Fund VII and Fund VIII for the nine months ended September 30, 1996;

                  (E) Coopers & Lybrand will conduct its field work at the Benchmark's offices between February 3, 1997 and February 10, 1997 and will have all field work completed no later than February 15, 1997;

                  (F) Confirmations for accounts receivable and cash will be rolled forward from September 30, 1996 and will not be required for the Coopers Audit unless material variances, in the opinion of Coopers & Lybrand, exist to warrant such testing;

                  (G) The field work of Coopers & Lybrand will consist of the items outlined in the client assistance schedule provided to Benchmark by Coopers & Lybrand, and such schedule will be modified to reflect that Item 3F should read "significant accounts greater than 120 days;"

                  (H) The fixed asset appraisals for stations acquired by Benchmark or any Fund during 1996 will be set up in summary form and not entered individually into the fixed asset system;

                  (I) Coopers & Lybrand shall (i) schedule in the notes to the report of Coopers & Lybrand relating to the Coopers Audit (the "Coopers Audit Report") the 1996 income for each of Fund I, Fund IV, Fund VII and Fund VIII (the format for this schedule will be the same as the one provided by Benchmark to Coopers & Lybrand in connection with the September 30, 1996 audit by Coopers & Lybrand and shall include each Fund's income statement with the appropriate elimination entry in the format that such items appeared in the workpapers of Coopers & Lybrand relating to the September 1996 audit), (ii) include in its work papers relating to the Coopers Audit and the Coopers Audit Report (the "Coopers Work Papers") the 1996 income for each individual radio station operated by Fund I, Fund IV, Fund VII and Fund VIII and (iii) upon receipt of customary releases, make available no later than February 22, 1997 to Benchmark and Arthur Andersen LLP the Coopers Audit Report and the Coopers Work Papers; and


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Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
January 31, 1997
Page 4

                  (J) All inquiries of Coopers & Lybrand to Benchmark regarding the Coopers Audit shall be made prior to February 15, 1997.

              (2) Benchmark shall use its commercially reasonable efforts to cause Arthur Andersen LLP to, pursuant to certain agreed upon procedures (the "Agreed Upon Audit Procedures"), perform a limited audit of the applicable balance sheets and income statements in order to calculate the Statesville Broadcast Cash Flow, the Jackson Broadcast Cash Flow and the KRMD-AM/FM Broadcast Cash Flow (which shall constitute a component of the Fund IV Broadcast Cash Flow). Arthur Andersen will qualify its report relating to such audit to disclose that a statement of cash flow and retained earnings and full footnote disclosure has been omitted from such report.

              (3) No later than April 30, 1997, Benchmark shall deliver to Mergeco a certificate executed by the General Partners of Benchmark, dated the date of its delivery, setting forth the calculation of Fund I Broadcast Cash Flow, Fund IV Broadcast Cash Flow, Fund VIII Broadcast Cash Flow, Statesville Broadcast Cash Flow, Jackson Broadcast Cash Flow and Montgomery Broadcast Cash Flow on which the Fund I BCF Consideration, the Fund IV BCF Consideration, the Fund VIII BCF Consideration and the Benchmark Consideration will be based (the "BCF Calculation"). The certificate will state that the BCF Calculation has been certified by Arthur Andersen LLP and is based on (i) the terms of this agreement, (ii) the Coopers Audit Report and the Coopers Work Papers (with respect to the Fund I Broadcast Cash Flow, the Fund IV Broadcast Cash Flow and the Fund VIII Broadcast Cash Flow) and (iii) the Agreed Upon Audit Procedures (with respect to the Statesville Broadcast Cash Flow, the Jackson Broadcast Cash Flow and the KRMD-AM/FM Broadcast Cash Flow). The procedures described in
     Section 1.6(f)(2) relating to the Agreed Upon Audit Procedures shall be agreed upon by Mergeco and Benchmark in consultation with Arthur Andersen and Coopers & Lybrand no later than February 15, 1997. Prior to delivery of the certificate setting forth the BCF Calculation, Benchmark shall request Arthur Andersen LLP to consult with Coopers & Lybrand regarding the preparation of the BCF Calculation and to provide Coopers & Lybrand with applicable documentation setting forth the basis upon which Arthur Andersen LLP calculated the Statesville Broadcast Cash Flow, the Jackson Broadcast Cash Flow and the KRMD-AM/FM Broadcast Cash Flow.

     2. The following sentence is inserted at the end of Section 1.6(i) of the Merger Agreement:

              The parties agree that neither Mergeco nor Coopers & Lybrand may dispute a component of the BCF Calculation to the extent the disputed component was derived from the Coopers Audit, the Coopers Audit Report (including the notes thereto) or the Coopers Work Papers and, in the event any such dispute is raised, the Referee shall resolve such dispute in favor of Benchmark; provided, however, that


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Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
January 31, 1997
Page 5

         this shall not limit the right of Coopers & Lybrand to dispute the methods pursuant to which numbers contained in the Coopers Audit, the Coopers Audit Report (including the notes thereto) or the Coopers Work Papers are applied to calculate any disputed components of the BCF Calculation.

         3. Article IV of the Merger Agreement is amended by inserting the following Section 4.14:

                  4.14 New Shreveport Station. Benchmark agrees to consult with Mergeco with respect to the incurrence of additional Shreveport Expenses; provided that such consultation shall not require Benchmark not to perform its obligations under the Shreveport Master Agreement or other agreements relating thereto. Mergeco confirms that Benchmarks' agreement to so consult shall not change the parties' obligation to treat all Shreveport Expenses (including those incurred to date) as a portion of the Fund IV Consideration regardless of whether the Initial Closing (as defined in the Shreveport Master Agreement) occurs.

         4.       The following definition is added to Article XI of the Merger
Agreement:

         "KRMD-AM/FM Broadcast Cash Flow" means the aggregate revenues of KRMD-AM/FM during 1996 minus the aggregate operating expenses of KRMD-AM/FM during 1996 (regardless of whether such stations were owned by Benchmark or its subsidiaries, or any third party, during such time period), determined in accordance with GAAP, consistently applied, excluding any expenses for (i) depreciation, (ii) amortization, (iii) interest, (iv) income taxes, (v) management fees and expenses payable to Benchmark or AmCom General Corporation and its affiliates, (vi) legal fees and expenses incurred in connection with the sale of KRMD-AM/FM and the reorganization of AmCom General Corporation and its affiliates and (vii) Shreveport Expenses. In addition, in calculating KRMD-AM/FM Broadcast Cash Flow, extraordinary gains and losses (determined in accordance with GAAP), gains and losses on sales of fixed assets and revenues and expenses under trade and barter agreements shall be excluded. In addition, the KRMD-AM/FM Broadcast Cash Flow shall be increased by approximately $68,700 to reflect that KRMD-AM/FM will receive rental income from tenants at the stations' studio building at 3109 Alexander Boulevard in Shreveport, Louisiana, will no longer incur studio/office rental expense at such site and will no longer incur billboard rental expenses at the station's AM transmitter site.

         5. Clause (b) of Section 4.2 of the Merger Agreement is amended by inserting the words "; provided, however that Benchmark shall not be required to deliver any of the items referenced in this sentence for the months of January 1997, February 1997 and March 1997 until April 30, 1997" at the end of the first sentence of such clause.


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Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
January 31, 1997
Page 6


         6. Clause (a) of Section 5.01 of each Credit Agreement is amended by replacing the words "as soon as available, but in any event within 90 days after the end of each calendar year" with the words "beginning with the calendar year ended December 31, 1997, as soon as available, but in any event within 120 days after the end of each calendar year."

         7. The following proviso is inserted at the end of clause (b) of
Section 5.01 of each Credit Agreement:

         ; provided, however, that the Borrower shall not be required to deliver the unaudited consolidated balance sheets of the Borrower and its Subsidiaries and the related unaudited consolidated statements of income and of cash flows for the months of January 1997, February 1997 and March 1997 until April 30, 1997.

         8. Under the Capital Expenditure Side Letter, the date by which the parties agree to negotiate in good faith the documentation of the Capital Expenditure Loans (as defined therein) is hereby extended from thirty days after the date of the Capital Expenditure Side Letter to February 28, 1997.

         9. The parties hereto agree to cooperate in good faith to enable Coopers & Lybrand to complete the Coopers Audit Report, the Coopers Audit and the Coopers Work Papers within the time periods specified in paragraph 1 of this Letter Agreement. The parties recognize, however, that Coopers & Lybrand
(i) are independent public accountants to Mergeco, (ii) are not a party to this Letter Agreement and (iii) may, in their professional discretion, determine that they are unable to complete or deliver the Coopers Audit Report, the Coopers Audit and/or the Coopers Work Papers under the conditions and/or within the time period specified in paragraph 1 of this Letter Agreement. In the event the Coopers Audit Report, the Coopers Audit and/or the Coopers Work Papers are not completed and delivered in the manner and within the time periods specified in paragraph 1 of this Letter Agreement (regardless of whether Mergeco has used its commercially reasonable efforts to effect such completion and delivery), the parties agree that paragraphs 1, 2, and 4 of this Letter Agreement will terminate and that the original provisions contained in the Merger Agreement to which such paragraphs relate will remain in full force and effect.




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Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
January 31, 1997
Page 7


        Please countersign this letter below to indicate your agreement with respect to the matters set forth herein.


                                              BENCHMARK COMMUNICATIONS RADIO
                                              LIMITED PARTNERSHIP


                                              /s/ BRUCE R. SPECTOR
                                              ---------------------------------
                                              BY:  Bruce R. Spector
                                              Its:  General Partner

Agreed to and Accepted,

BENCHMARK ACQUISITION, INC.


/s/ PETER S. BRODSKY
---------------------------------
BY:  Peter S. Brodsky
Its:


BCR HOLDING, INC.


/s/ PETER S. BRODSKY
---------------------------------
By:  Peter S. Brodsky
Its:


CAPSTAR BROADCASTING PARTNERS, INC.


/s/ PETER S. BRODSKY
--------------------------------
By:  Peter S. Brodsky
Its:




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Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
January 31, 1997
Page 8


        The undersigned parties hereby agree to the terms of this letter agreement, as of the date first written above.


                                          BENCHMARK RADIO ACQUISITION FUND I
                                          LIMITED PARTNERSHIP


                                          /s/ BRUCE R. SPECTOR
                                          --------------------------------------
                                          By:   Bruce R. Spector
                                          Its:  General Partner


                                          BENCHMARK RADIO ACQUISITION FUND IV
                                          LIMITED PARTNERSHIP


                                          /s/ BRUCE R. SPECTOR
                                          --------------------------------------
                                          By:   Bruce R. Spector
                                          Its:  General Partner


                                          BENCHMARK RADIO ACQUISITION FUND VII
                                          LIMITED PARTNERSHIP


                                          /s/ BRUCE R. SPECTOR
                                          --------------------------------------
                                          By:   Bruce R. Spector
                                          Its:  General Partner


                                          BENCHMARK RADIO ACQUISITION FUND VIII
                                          LIMITED PARTNERSHIP


                                          /s/ BRUCE R. SPECTOR
                                          --------------------------------------
                                          By:   Bruce R. Spector
                                          Its:  General Partner




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Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
January 31, 1997
Page 9

                                        BENCHMARK RADIO ACQUISITION FUND IX
                                        LIMITED PARTNERSHIP


                                        /s/ BRUCE R. SPECTOR
                                        --------------------------------------
                                        By:   Bruce R. Spector
                                        Its:  General Partner


                                        BENCHMARK RADIO ACQUISITION FUND X
                                        LIMITED PARTNERSHIP


                                        /s/ BRUCE R. SPECTOR
                                        --------------------------------------
                                        By:   Bruce R. Spector
                                        Its:  General Partner


                                        BENCHMARK RADIO ACQUISITION FUND XI
                                        LIMITED PARTNERSHIP


                                        /s/ BRUCE R. SPECTOR
                                        --------------------------------------
                                        By:   Bruce R. Spector
                                        Its:  General Partner


                                        /s/ BRUCE R. SPECTOR
                                        --------------------------------------
                                        Bruce R. Spector


                                        /s/ JOSEPH L. MATHIAS, IV
                                        --------------------------------------
                                        Joseph L. Mathias, IV




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Benchmark Acquisition, Inc.
BCR Holding, Inc.
Capstar Broadcasting Partners, Inc.
January 31, 1997
Page 10



                                         HOME RUN RADIO LIMITED PARTNERSHIP

                                         By:   HR Radio Corporation
                                         Its:  General Partner


                                         /s/ BRUCE R. SPECTOR
                                         --------------------------------------
                                         By:   Bruce R. Spector
                                         Its:  President


                                         GRAND SLAM RADIO LIMITED PARTNERSHIP


                                         /s/ MICHAEL MATHIAS
                                         --------------------------------------
                                         By:   Michael Mathias
                                         Its:  General Partner